Stockholders' Equity (Deficit)	12 Months Ended
Dec. 31, 2015
Stockholders' Equity (Deficit)
Stockholders' Equity (Deficit)

9. Stockholders' Equity (Deficit)

              Pursuant to the terms of the Acquisition, (i) all outstanding shares of common stock of Senseonics, $0.01 par value per share, were exchanged for 1,955,929 shares of the Company's common stock, $0.001 par value per share (reflecting an exchange ratio of 2.0975), (ii) all outstanding shares of preferred stock were converted into shares of common stock of Senseonics, and exchanged into 55,301,674 shares of the Company's common stock, $0.001 par value per share, and (iii) all outstanding options and warrants to purchase shares of common stock of Senseonics were exchanged for or replaced with options and warrants to acquire shares of the Company's common stock using the same exchange ratio.

              For periods prior to December 7, 2015, common share and per share amounts of Senseonics have been retrospectively adjusted to reflect the exchange ratio of one share for 2.0975 shares of common stock, except for the preferred stock, which was disclosed as its historical values prior to December 7, 2015.

Common Stock

              At December 31, 2015, the Company had authorized 250,000,000 shares of common stock and 75,760,061 shares of common stock were issued and outstanding.

Preferred Stock

              In 1997, the Company completed a private offering of 599,997 shares of Series A Convertible Preferred Stock (the "Series A Stock") for gross proceeds of $3.0 million at a purchase price of $5.00 per share. In 1998, the Company completed a private offering of 682,497 shares of Series B Convertible Preferred Stock (the "Series B Stock") for gross proceeds of $6.8 million, and in 2000 completed a private offering of 520,000 shares of Series B Stock for gross proceeds of $5.2 million, both at a purchase price of $10.00 per share. In 2002, 2005 and 2009, the Company completed private offerings of an aggregate of 2,073,749 shares of Series C Convertible Preferred Stock (the "Series C Stock") for aggregate gross proceeds of $41.5 million at a purchase price of $20.00 per share. In 2011 and 2012, the Company completed private offerings of an aggregate of 11,984,151 shares of Series D Stock, for aggregate gross proceeds of $44.9 million at a purchase price of $3.75 per share. In addition, in 2011, $8.7 million in principal amount and accrued interest of convertible notes were converted into 2,418,864 shares of Series D Stock at a conversion price of $3.75 per share. In 2014, the Company completed private offerings of an aggregate of 5,374,334 shares of Series D Stock at a purchase price of $3.75 per share, for total proceeds of $20.2 million.

              In August 2015, the Company completed a private offering of 2,711,926 shares of Series E Convertible Preferred Stock (the "Series E Stock") at a purchase price of $3.93 per share to total proceeds of $10.7 million. The Company recognized a beneficial conversion feature of $406,783 associated with the Series E Stock since the initial effective conversion price was determined to be less than the fair value of the underlying common stock into which the Series E Stock is convertible. The beneficial conversion feature was recognized as a "deemed dividend" at issuance since the Series E Stock is convertible at any time at the option of the holders.

              The Series A Stock, Series B Stock, Series C Stock, Series D Stock and Series E Stock (together, the "Preferred Stock") are classified in permanent equity. As a part of the Acquisition, all shares of Preferred Stock were converted into shares of the Company's common stock and the above balances subsequently converted at the stated exchange ratio of one share for 2.0975 shares.

Voting

              The Preferred Stock vote together with all other classes and series of stock of the Company, as a single class, on all actions to be taken by the stockholders of the Company, except as otherwise required by law. Each share of Preferred Stock entitles each holder to a number of votes per share equal to the number of shares of common stock into which each share of Preferred Stock is then convertible.

Dividend and Liquidation Preference

              The holders of Preferred Stock are entitled to receive such dividends as may be declared by the Board of Directors. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, holders of Series E Stock and Series D Stock are entitled to be paid before any payment is made to holders of any other series of Preferred Stock or common stock. Holders of Series A Stock, Series B Stock, and Series C Stock, together, the "Junior Preferred," are entitled to be paid before any payment is made to any holder of common stock. Payments are equal to the greater of (i) $3.93 per shares for Series E Stock, $3.75 per share for Series D Stock, $5.00 per share for Series A Stock, $10.00 per share for Series B Stock, and $20.00 per share for Series C Stock, plus declared but unpaid dividends, or (ii) such amount per share as would have been payable had each such share been converted to common stock, as described below immediately prior to such liquidation, dissolution or winding up of the Company.

Redemption

              None of the Preferred Stock contain redemption provisions.

Stock-Based Compensation

              On May 8, 1997, the Company adopted the 1997 Stock Option Plan (the "Plan"), under which incentive stock options and non-qualified stock options may be granted to the Company's employees and certain other persons in accordance with the Plan provisions. The Plan was amended in September 2001, to clarify certain provisions regarding the method of exercise, amendment and termination of the Plan, and the effect of changes in capitalization of the Company. The Board of Directors, which administers the Plan, determines the number of options granted, the vesting period and the exercise price. The Board of Directors may terminate the Plan at any time. Options granted under the Plan expire ten years after the date of grant. The Company retains the right of first offer to buy any shares issued under the Plan. The total number of shares of common stock that may be issued pursuant to options under the Plan may not exceed, in the aggregate, 9,175,860 shares of common stock, less any shares of common stock issued by the Company as restricted common stock.

              The Company recognizes the cost of employee services received in exchange for awards of equity instruments, such as stock options, based on the fair value of those awards at the date of grant. The estimated fair value of stock options on the date of grant is amortized on a straight-line basis over the requisite service period for each separately vesting portion of the award for those awards with service conditions only. For awards that also contain performance conditions, expense is recognized beginning at the time the performance condition is considered probable of being met over the remaining vesting period.

              Prior to the completion of the Acquisition, the fair value of the common stock was determined and approved by the Board of Directors after considering several factors, including the results obtained from an independent third-party valuation, the Company's historical financial performance and financial position, the Company's future prospects and opportunity for liquidity events, the price per share of its convertible preferred stock offerings and general industry and economic trends. In establishing the estimated fair value of the common stock, the Company considered the guidance set forth in American Institute of Certified Public Accountants Practice Guide, Valuation of Privately-Held-Company Equity Securities Issued as Compensation. Subsequent to the completion of the Acquisition, the fair value of the common stock was obtained from quoted market prices on the Over-the-Counter Bulletin Board (OTCBB) as provided by OTC Market Groups, Inc.

              Fair value is estimated at each grant date using the Black-Scholes Model with assumptions summarized in the following table:

	For the year ended December 31,
	2014	2015
Expected term	6.25 - 6.5 years	6.5 years
Estimated volatility	55.52 - 56.42%	54.02 - 54.25%
Risk-free rate	2.00 - 2.10%	.7-1.90%
Expensed dividend yield	0%	0%

              The risk-free interest rate assumption is based upon observed U.S. treasury yields for a period consistent with the expected term of the Company's employee stock options. The expected term is the period of time for which the stock-based options are expected to be outstanding. Given the lack of historic exercise data, the expected life is determined using the "simplified method" which is defined as the mid-point between the vesting date and the end of the contractual term. The Company does not pay a dividend, and is not expected to pay a dividend in the foreseeable future.

              Due to a lack of a public market for the Company's common stock for an extended period of time, the Company utilized comparable public companies' volatility rates as a proxy of its expected volatility for purposes of the Black-Scholes Model. Stock-based compensation expense is recorded net of estimated forfeitures and is adjusted periodically for actual forfeitures. Pre-vesting forfeitures are based on the Company's historical experience for the years ended December 31, 2014 and 2015 and have not been material.

              Employee stock-based compensation expense for employee granted stock options was $0.5 million and $1.0 million for the years ended December 31, 2014 and 2015, respectively, of which $105,465 and $462,006 was classified as research and development expenses and $433,733 and $0.6 million was classified as administrative expenses in the accompanying consolidated statements of operations in the 2014 and 2015 periods, respectively. Stock-based compensation for expense restricted stock awards was $387,600 for the year ended December 31, 2015, all of which was classified as administrative expense in the accompanying consolidated statements of operations in 2015. There was no stock-based compensation expense for restricted stock awards for the year ended December 31, 2014.

              As of December 31, 2015, there was $2.6 million of total unrecognized compensation cost related to non-vested employee stock option awards, which is expected to be recognized over a weighted average period of 3.04 years. The aggregate intrinsic value of stock options outstanding at December 31, 2015 was $23.1 million, which approximated the aggregate intrinsic value of options vested and expected to vest as of December 31, 2015 as a result of immaterial pre-vesting forfeitures. The total fair value of options that vested during 2014 and 2015 were approximately $0.5 million and $790,290, respectively.

              Stock option activity under the Plan during the year ended December 31, 2015 is as follows:

	Number of Shares (in thousands)	Weighted-Average Exercise Price
Options Outstanding as of December 31, 2014	8,393	$0.53

Options granted	1,540	$1.90
Options exercised	(121)	$0.51
Options canceled/forfeited	(561)	$0.50

Options Outstanding as of December 31, 2015	9,251	$0.74

Options vested and expected to vest as of December 31, 2015	9,251	$0.74

              Certain of the outstanding options to purchase shares of common stock provide for performance based-conditions required for vesting in addition to service-based vesting. Vesting of these options is based on the Company obtaining CE Mark enabling the sale of the Company's product in Europe; vesting begins once the Company has deemed it probable that the performance condition will be met.

              Outstanding stock options at December 31, 2015 have a weighted-average remaining contractual life of 7.8 years, which approximates the weighted-average remaining contractual life of the options vested and expected to vest at December 31, 2015, and will vest ratably over a minimum period of two years. At December 31, 2015, there were 4,369,239 exercisable stock options with a weighted-average exercise price of $0.57 and a weighted-average remaining contractual life of 6.6 years. The aggregate intrinsic value of the options currently exercisable at December 31, 2015 was $11.7 million. For the years ended December 31, 2014 and 2015, 18,664 and 121,250 options were exercised, respectively, with an aggregate intrinsic value at the time of exercise of $1,557 and $123,224, respectively.

              During the second quarter of 2015, the Company modified certain outstanding stock options, including acceleration of vesting on certain options, and the removal of certain performance conditions on other options. No other terms of the awards were modified. The modification of the vesting period resulted in $34,912 of additional expense on the date of modification. The modification of the performance conditions resulted in incremental compensation cost of $0.9 million, of which $245,636 was expensed upon modification. The remaining incremental compensation cost will be recognized over the remaining vesting of two years for the 2013 grants and between 2.68 and 3.18 years for the 2014 grants.

              The weighted average grant date fair value of the unvested stock option awards outstanding at December 31, 2014 and 2015 was $0.35 and $0.62, respectively. The weighted average grant-date fair value of stock options granted in 2014 and 2015 was $0.34 and $1.02 per share, respectively. The weighted average grant date fair value of the stock option awards vested, exercised and forfeited/cancelled for the year ended December 31, 2015 were $0.65, $0.33 and $0.33, respectively.

Restricted Stock Awards

              At times, the Company may grant shares of common stock that contain ownership restrictions based on service, performance, or other measures ("Restricted Stock Awards"). Restricted Stock Awards vest as the stated restrictions lapse, and do not require the payment by the recipient.

              The Company granted 398,525 Restricted Stock Awards during year ended December 31, 2015, half of which were vested upon grant and half of which will not vest until specific performance conditions are met. The Restricted Stock Award has no expiration date. The total fair value of the Restricted Stock Awards granted during the year ended December 31, 2015, based on the fair market value of the Company's common stock on the date of grant of $1.95 per share, was $0.8 million. The aggregate intrinsic value of unvested Restricted Stock Awards as of December 31, 2015, based on the fair market value of the Company's common stock at the end of the reporting period, was $0.6 million.

              The fair value at the time of the grant is expensed in coordination with the vesting schedule; 50% upon issuance of the grant and 50% upon fulfillment of the agreed upon performance condition. Pre-vesting forfeitures were estimated to be approximately 0%. The total fair value of Restricted Stock Awards vested during the year ended December 31, 2015 was approximately $0.6 million.

              A summary of the Company's Restricted Stock Awards as of December 31, 2015 is presented below:

Number of Shares (in thousands)
Restricted Stock Awards nonvested at December 31, 2014	—

Granted	398
Vested	(199)
Cancelled and forfeited	—

Restricted Stock Awards nonvested at December 31, 2015	199

Vested and expected to vest at December 31, 2015	398

              As of December 31, 2015, there was approximately $387,600 remaining in unrecognized compensation cost related to Restricted Stock Awards. The cost is expected to be recognized upon fulfillment of the performance condition.